Exhibit 99.1

 1  Investor & technology day  JULY 2021

 AGENDA  9:30 – 10:50 AM ET | BUSINESS PRESENTATIONS ANGIODYNAMICS OVERVIEW GROWTH STRATEGY & TECHNOLOGY OVERVIEW KEY TECHNOLOGY PLATFORM OVERVIEW Thrombus management – ANGIOVAC & ALPHAVAC PERIPHERAL ATHERECTOMY – AURYON IRREVERSIBLE ELECTROPORATION – NANOKNIFE VASCULAR ACCESS AND MED DEVICES GLOBAL HEALTHCARE ECONOMICS10:50 – 11:00 AM ET | FINANCIAL GOALS & CAPITAL ALLOCATION11:00 – 11:30 AM ET | Q&A

 3  Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has included adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results.

 4  Disclaimers:This presentation includes videos of key opinion leaders, who are paid consultants of AngioDynamics. The views and opinions expressed by these key opinion leaders are their own and do not necessarily reflect the views and opinions of AngioDynamics.The FDA-approved/cleared labeling for all products may not be consistent with all uses described herein. These videos are in no way intended to promote the off-label use of medical devices. AngioDynamics only markets its products in accordance with their cleared or approved labeling.

         AngioDynamics has a rich history that is deeply rooted in upstate New York’s region known as “Catheter Valley.”  The Company has grown through its many phases to become a global, industry-leading provider of high-quality medical technology used by physicians for the treatment of cancer and peripheral vascular disease.  33 YEARS

     PURSUE LARGER, FASTER GROWING MARKETSActive portfolio management enables us to compete in larger, faster growing markets relying on technology & innovation to produce measurable patient outcomes          DEPLOY FOCUSED RESOURCE DEVELOPMENTResource deployment focused in areas that offer better opportunities for success  DRIVE PORTFOLIO TRANSFORMATIONPortfolio transformation & strength driven by R&D, M&A, and Clinical & Regulatory  ATTRACT AND RETAIN TOP TALENT Strong and innovative portfolio combined with top talent drives value  STRATEGIC TRANSFORMATION

MED TECH
Invest for Growth

Thrombus Management

AngioVac Uni-Fuse+

ALPHAVAC
MULTIPURPOSE MECHANICAL ASPIRATION

Peripheral Atherectomy

AURYON

Irreversible Electroporation

NanoKnife
Irreversible Electroporation (IRE)



MED DEVICE
Maintain Positioning

Vascular Access Catheters and Accessories

Diagnostic Catheters, Guidewires and Kits

Endovenous Laser Treatment

Microwave & Radiofrequency Tumor Ablation

Lung Biopsy
Safety

Radiation Treatment Stabilization Balloons

AlphaVac commercial launch planned for 4th quarter calendar year 2021.

angiodynamics

   Focus on Innovative Medical Technologies   Leveraging three main drivers to carve out our space in large, growing markets through innovative, disruptive technologies that treat patients with cancer, promote healthy blood flow and deliver critical therapies.   M & A  R & D  Clinical & Regulatory Pathway Expansion  Advancing Our Transformation

FOCUSED TRANSFORMATION

U.S. Total Addressable Markets

FY2018

Began our strategic initiative to become a growth company

$1.3B
0-3%
Mkt CAGR

FY2021

Launch of the Auryon System gives us access to the peripheral atherectomy market

$3.0B
2-5%
Mkt CAGR

FY2023

Planned Thrombectomy & NanoKnife System portfolio additions & new indications increase market access

$5.5B
3-7%
Mkt CAGR

FY2025

Planned Thrombectomy & PE portfolio additions & new indications increase market access

$8.0B
3-7%
Mkt CAGR

angiodynamics

The planned portfolio additions and new indications are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

TECHNOLOGY PIPELINE

PRODUCT LAUNCHES **REGULATORY CLEARANCES** **REIMBURSEMENT SUPPORT**



FY22
FY23
FY24
Thrombus Management
ALPHAVAC
AngioVac
AlphaVac F22[20], F22[180]
AlphaVac F18[85] PE, IDE Approval
IDE Study
AlphaVac F18[85]
AngioVac F18[85]
AlphaVac Lower Extremity (DVT), Smaller Cannula
Peripheral Atherectomy
AURYON
Auryon 2.0 Catheter Enhancements
Auryon Expanded Indication
PAD Line Extensions
Irreversible Electroporation
NanoKnife
Prostate PRESERVE Study
Pancreas DIRECT Study

angiodynamics

The planned portfolio additions and new indications are not guarantees of future performance and are subject to risks and uncertainties including FDA clearance. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

 THROMBUS MANAGEMENT  MED TECH

VTE Represents 390k Cases Annually

Deep Vein Thrombosis

DVT

A blood clot that forms in a deep vein, usually the leg, groin or arm

+

Pulmonary Embolism

PE

A DVT breaks free from a vein wall and travels to the lungs blocking some or all of the blood supply

=

208,000 Iliofemoral Cases[1]

171,000 High-risk & intermediate-risk PE Cases[1]



Stages of Clot



Clot in Transit
(traveling through the heart)



Clot in Pulmonary Arteries *(PE)*

Venous Thromboembolism

VTE

DVT and PE are collectively referred to as VTE

- *VTE Affects up to 900k Americans each year*
- *100,000 VTE-Related Deaths in the USA Annually[2]*
- *Roughly 30% of Americans who get a blood clot will have a reoccurrence in less than 10 years*
- *VTE Costs our US Healthcare system $10 Billion a year*

https://www.cdc.gov/ncbddd/dvt/data.html

angiodynamics

1. Piovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.
2. "Venous Thromboembolism (VTE)." *World Thrombosis Day*, www.worldthrombosisday.org/issue/vte.

Illustrations and Images not Produced by AngioDynamics Include:
https://www.vascularmedcure.com/disease-background
DVT (Blood Clot in the Leg): 7 Warning Signs and Symptoms (emedicinehealth.com)

DVT & PE TREATMENT OPTIONS

Percutaneous Thrombectomy

Treatment "Type" Spectrum

SIMPLE ← *MODERATE* → *COMPLEX*

Anticoagulation
Prescription Medication



CDT & US-CDT
Catheter-Directed Thrombolysis (with or without the assistance of ultrasound)



Uni-Fuse+

PCMT
Pharmacomechanical Thrombectomy



MA
Mechanical Aspiration (Small & Large)



ALPHAVAC

MT
Mechanical Retrieval Thrombectomy



Active Portfolio Development

Continuous Aspiration Suction Thrombectomy



AngioVac

Rx	Lytic Based	Non-Lytic Based

angiodynamics

Illustrations and Images not Produced by AngioDynamics Include:
https://youtu.be/0QUUBZ6BxSo
https://www.penumbrainc.com/indigo-lightning/
https://www.vascularmedcure.com/ourproducts

The
AngioVac
Difference

The AngioVac System allows for the **continuous aspiration** of embolic material such as fresh, soft thrombi or vegetation from the venous system

Utilizing a self-expanding, nitinol reinforced **funnel tip**

Simultaneously reinfusing the patient's own filtered blood to limit procedural blood loss angiodynamics




AngioVac Cannula
Saline
AngioVac Circuit
Filter
Waste Collection System
Reinfusion Cannula
Centrifugal Pump Console

Individual experience may not be indicative of all procedure results.

   THE NEXT GENERATION OF ANGIOVACPhysician requests for use in DVT drive new product development  $1.6B  Controlled  Powerful  Versatile  THE NEXT PORTFOLIO INNOVATION A purpose-built, innovative product leveraging the strengths of the AngioVac cannula technology with off-circuit manual aspiration control  Proven funnel tip design allows efficient aspiration and compression of large clot burden  Designed to allow the end-user command and control of the mechanical aspiration  Broadens Thrombus Management portfolio and is designed to provide an intuitive, first-line treatment option without the need for lytics and advanced procedural support  AlphaVac commercial launch planned for 4th quarter calendar year 2021.

ALPHAVAC

Handle | Control Features


angiodynamics

MALE AND FEMALE CONNECTION
Ensures correct connection

DIRECTIONAL LABELS
Cannula | Waste Bag

ANGLED EXIT
Prevents large thrombus clog

SPACER
Allows sterile blood path and confirms plunger passes shelf-life constraints

ROBUST DESIGN
Enables smooth pulls with contemporary design

SYRINGE BARREL

VOLUME LIMITING SWITCH
Intuitive location | Multiple glove sizes

DURABLE LABELS
Visible in low light environments

VACUUM LOCK
Controlled, single-hand design

ANGLED HILT
Easy access to vacuum lock

TEXTURED GRIP
Enhances grip control

angiodynamics

ALPHAVAC
AngioVac

F18$^{85°}$ Cannula | Simple Design. Powerful Features.



OBTURATOR
Lubricious Shaft Material
Easy delivery through tortuous anatomy
Tapered Distal Tip
Enhanced navigation and safety
SHEATH
Quarter Turn Valve
Locks tip angle in place
Side Arm Flush Port
Remove air between sheath and cannula
Radiopaque Tapered Soft Tip
Enhanced visibility
Atraumatic transition to obturator
Funnel Shaped Handle
Guided device insertion
Hemostasis Valve
Prevents blood loss during device exchange
CANNULA
Handle Alignment Rib
Indicates cannula curve
Triple Durometer Braided Shaft
Stiffness for powerful push, terminates with a more flexible atraumatic distal end with 1:1 torque
Nitinol Reinforced Funnel Tip
Reliable clot entrapment and removal
Quick Connect
85° Cannula Bend
Enhanced direct-ability

angiodynamics

AlphaVac F18^{85} is not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the FDA. The device is not currently being marketed, nor is it available for sale in any country.

Purpose-Built Portfolio to Address the Removal of Clot & Thrombus from Neck to Knee

AngioVac & AlphaVac Nomenclature

F22 180°

Represents the **French Size** of our cannula

Represents the **Angle/Degree** of our cannula tip

Example

angiodynamics



ALPHA VAC | AngioVac

ALPHA VAC		AngioVac
	$F22^{20°}$	
	$F22^{180°}$	
	$F18^{85°}$	
	$F13^{10°}$	NA
	$F18^{85°}$ PE	

AlphaVac $F18^{85}$ and $F13^{10}$ are not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the FDA. The device is not currently being marketed, nor is it available for sale in any country.
AlphaVac commercial launch planned for 4th quarter calendar year 2021.

ADDRESSABLE MARKET

Thrombus Procedures by Location



PE
167K Patients
$1.6B TAM

Right Heart/Atrium
97K Patients
$77M TAM

IVC/SVC – Caval DVT
20K Patients
$360M TAM

Ilio-Femoral – DVT
246K Patients
$700M TAM

Popliteal – DVT
95K Patients
$300M TAM

RESTORATIVE FLOW THERAPIES

AlphaVac $F18^{85}$ and $F13^{10}$ are not cleared by the Food and Drug Administration (FDA). These statements and the subject product have not been evaluated by the FDA. The device is not currently being marketed, nor is it available for sale in any country. AlphaVac and AngioVac are not indicated for PE.

Deliberate Attention to Key Technology Elements

AngioVac | ALPHA VAC

	$F22^{20}$	$F22^{180}$	$F18^{85}$	$F13^{10}$	$F18^{85}$ PE
Funnel Tip Opening FR Size	42FR	42FR	33FR	~16FR	33FR
Cannula Angle Degree	20°	180°	85°	10°	85°
Cannula FR Size	22FR *Cannula* 25FR *Sheath*	22FR *Cannula* 25FR *Sheath*	18FR *Cannula* 22FR *Sheath*	~13FR *Cannula* ~16FR *Sheath*	18FR *Cannula* 22FR *Sheath*
Modality Type			*Shapes, Sizes and Angles will be available in both on/off circuit options (AlphaVac/AngioVac)*		
Availability	FY22 Q2/3	FY22 Q2/3	FY22 Q3*	FY23 Q4*	FY24 Q4*

AlphaVac commercial launch planned for 4th quarter calendar year 2021.

 RAPID Registry

 Objective: To evaluate the patterns of use, safety and effectiveness data of the AngioVac device in bulk removal of endovascular material. Principal Investigator: Dr. John Moriarty, UCLANumber of patients enrolled: 234Number of sites: 21Recruitment goal: 200Timeline: 2016 - 2019  REGISTRY OF ANGIOVAC PROCEDURES IN DETAIL

RAPID – TARGET ANATOMY

- Right Heart Mass: 123
- Caval thromboembolism*: 91
- Catheter related thrombus: 25
- Pulmonary embolism*: 7
- Combination of above = 5.6 %

* Rounding decimals to the nearest whole number

Moriarty et al, Endovascular removal of thrombus and right heart masses using the AngioVac system.
Results of 234 patients from the prospective multicenter registry of AngioVac procedures in detail (RAPID). JVIR. Accepted


48.3%
Right Heart Mass
35.9%
Caval thromboembolism
8.5%
Catheter related thrombus
1.7%
Pulmonary embolism
5.6%
Combination

angiodynamics

* The AngioVac Cannula is indicated for use as a venous drainage cannula and for removal of fresh, soft thrombi or emboli. Use of the AngioVac cannula in the Pulmonary Arteries is off-label. All procedures performed in the registry using the Generation 2 cannula.

                 First large scale prospective multicenter assessment of the AngioVac system.   RAPID – KEY TAKEAWAYS  Effective: Majority of patients have > 70% clot/mass removed.   Safe: 75% of all cases no RBC transfusion with 6 (2%) major hemorrhage, 1 procedure-related death.

 PE IDE study

 Seek FDA clearance for Pulmonary Embolism Indication: Determine the safety and effectiveness of the AlphaVac F1885° in a prospective trial of patients with acute intermediate-risk pulmonary embolism (PE)Patient Enrollment Target: 122Timeline: 2022-2024, Currently in study design discussions with FDA  PE IDE Study: A Prospective, Multicenter, Single-arm Study

THROMBUS MANAGEMENT

Purpose Built Portfolio & Technology



RIGHT ATRIUM
DEEP VEIN THROMBOSIS
$77M[2]
$1.3B[1]
$3B
$1.6B[1]
PULMONARY EMBOLISM



CURRENT PORTFOLIO

Right Atrium — **AngioVac's** use is currently focused on the Right Atrium, which is a $77M addressable market.

EXPANDED PORTFOLIO

Pulmonary Embolism

Deep Vein Thrombosis

AlphaVac, a multi-purpose mechanical aspiration device, will allow us to compete in the broader DVT & PE addressable markets ($2.9B) with a first-line treatment option without the need for perfusion.

CURRENT PORTFOLIO

DVT & PE — **Uni-Fuse+** catheter directed thrombolysis now has the additional indication for placement in the pulmonary artery.

COMPLEX

MODERATE

SIMPLE

AlphaVac commercial launch planned for 4th quarter calendar year 2021.

angiodynamics

1. Plovanic, W. J., & Furlong, C. (2020, June). Inari Medical Biomedical Devices and Services. Canaccord Genuity Capital Markets.
2. Fletcher Spaght, Inc. AngioVac market assessment March 2018, AngioDynamics funded

26

THROMBUS MANAGEMENT

Planned Portfolio Additions & U.S. Addressable Markets Expansion


ALPHAVAC
PE Indication ($F18^{85}$ PE)
ALPHAVAC ($F13^{10}$)
Access to full Ilio-femoral DVT market
AngioVac ($F18^{85}$)
Smaller size should drive further adoption in addressable market
ALPHAVAC ($F22^{20}$ - $F22^{180}$ - $F18^{85}$
Entry into Ilio-femoral DVT
AngioVac ($F22^{20}$, $F22^{180}$)
Right Atrium, Illio-caval DVT
$140M
$700M
$1.5B
$3.6B
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
Q1 Q2 Q3 Q4
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025

The planned portfolio additions are not guarantees of future performance and are subject to risks and uncertainties, including clearance by the FDA. Investors are cautioned that actual events or results may differ from AngioDynamics' expectations.

angiodynamics

Purpose Built, Comprehensive, Thrombus Portfolio

AngioVac

Continuous Aspiration with Simultaneous Reinfusion

$F22^{20}$ | $F22^{180}$ | $F18^{85}$ | 18^{85} PE | $F13^{10}$

ALPHAVAC

Multi-purpose Mechanical/Manual Aspiration

$F22^{20}$ | $F22^{180}$ | $F18^{85}$ | 18^{85} PE | $F13^{10}$

Uni-Fuse+

Catheter Directed Thrombolysis with PE Indication

 PERIPHERAL ATHERECTOMY  MED TECH

                                                                                                                               MECHANICAL  LASER    $600M  23%1  1. Peripheral Vascular Devices Medtech 360 Market Analysis US 2017. (2016, December). Millennium Research Group, Inc.  77%1  2021 Served Market  Over 8 Million2 Americans Suffer from PADOver 150,000 Limbs2 are Lost Every Year because of PAD50% Mortality Rate2 Associated with PAD after Limb Loss  2. https://www.cookmedical.com/peripheral-intervention/10-facts-about-peripheral-arterial-disease/  PERIPHERAL ATHERECTOMYUS Addressable Markets & Competitive Landscape

AURYON

The Auryon System is indicated for use in the treatment, including atherectomy, of infrainguinal stenoses and occlusions, including in-stent restenosis (ISR)[1].



AURYON

ADAPTABLE

Treats all levels of calcification[1-4]

- Cleared for in-stent restenosis*
- Treats infrainguinal lesions both above and below the knee (including below the ankle)
- Built-in off-centering mechanism for eccentric lesions in largest catheter
- Nonreactive to contrast media for simultaneous ablation and observation of fluoroscopy image

*Only the 2.0- and 2.35-mm catheters are cleared for in-stent restenosis (ISR).

PRECISE

Protective of the vessel wall[1-3,5-8]

- Performs targeted biological reactions to address risk of perforations
- Wavelength produces a photon energy that's hard on calcium and soft on vessel walls
- Vaporizes lesions without thermal ablation
- Can treat any lesion
- Built-in aspiration† addresses risk of embolization

†2.0- and 2.35-mm catheters.

EFFICIENT

Performance designed for your lab[1-3,9]

- Defines a new standard in efficacy and safety outcomes
- Has the potential to debulk in fewer passes
- Small footprint, unparalleled portability, and simple storage
- Easy installation, using a 110V outlet, touchscreen, and low acoustic noise

1. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-LaserTM IDE study. Catheter Cardiovasc Interv. 2019;1-8. 2. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical's B-LaserTM, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92. 3. Auryon. Instructions for use. AngioDynamics; 2019. 4. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347. 5. Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287. 6. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644. 7. Akkus NI, Abdulbaki A, Jimenez E, Tandon N. Atherectomy devices: technology update. Med Devices (Auckl). 2015;8:1-10. 8. Cross FW, Bowker TJ. The physical properties of tissue ablation with Excimer lasers. Med Instrum. 1987;21(4):226-230. 9. Kuczmik W, Kruszyna L, Stanisic MG, et al. Laser atherectomy using the novel B-laser catheter, for the treatment of femoropopliteal lesions: twelve-month results from the EX-PAD-01 study. Not yet published

30

AURYON

AURYON


Wavelength
Pulse width
Amplitude



2.35 mm
Aspiration and Off-Center capabilities and indicated for Peripheral Atherectomy and In-Stent Restenosis (ISR)

2.0 mm
Aspiration capability and indicated for Peripheral Atherectomy and ISR

1.5 mm
Indicated for Peripheral Atherectomy

0.9 mm
Indicated for Peripheral Atherectomy

Why wavelength matters

Each type of tissue interacts differently with a given wavelength

The Auryon System produces a photon energy of 3.5 eV, which is low enough to be nonreactive to vessel endothelium, but high enough to vaporize calcium.[b, c]

Why pulse width and amplitude matter

Greater amplitude is achieved with shorter pulses, which can deposit energy before thermal diffusion occurs

The Auryon System has a pulse width of 10 to 25 ns, ensuring enough power to target the lesion and spare the vessel.[a]

angiodynamics

a. Auryon. Instructions for use. AngioDynamics; 2019. **b.** Herzog A, Bogdan S, Glikson M, Ishaaya AA, Love C. Selective tissue ablation using laser radiation at 355 nm in lead extraction by a hybrid catheter; a preliminary report. Lasers Surg Med. 2016;48(3):281-287.
c. Spectranetics Corporation. CVX-300 Excimer Laser System: Operator's Manual. Version 28. 2019:1-56.

The Science of the Auryon System – Solid State Technology

The Auryon System is designed to deliver an optimized wavelength, pulse width, and amplitude to remove lesions while preserving vessel wall endothelium.[1,6]

Optimal waveform technology unlike any other

The Auryon System is designed to deliver an optimized wavelength and pulse width to remove all lesions while helping to preserve vessel wall endothelium.

Different science, different outcomes

Laser atherectomy devices are not created equal: There are tangible scientific differences between the Auryon System and Philips CVX-300 Excimer Laser.



AURYON
355 nm
Wavelength
1
A longer wavelength that enables you to be hard on calcium and soft on vessel walls[6]



Competitive 308nm Laser
308 nm
Wavelength
2
A shorter wavelength that doesn't distinguish between calcium and vessel walls[6]

angiodynamics

1. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-LaserTM IDE study. Catheter Cardiovasc Interv. 2019;1-8. 6. Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644.

The Science of the Auryon System
Wavelength & Pulse Width



AURYON
355 nm
Wavelength
A longer wavelength that enables you to be hard on calcium and soft on vessel walls6
Modified pulse*
25 ns
Pulse width
Powerful pulses so short, there's no time to damage vessel walls1,6,7
For illustrative purposes only.
Competitive 308nm Laser
308 nm
Wavelength
A shorter wavelength that doesn't distinguish between calcium and vessel walls6
200 ns
Pulse width
Longer, inefficient pulses can potentially put vessel walls at risk6

1. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-LaserTM IDE study. Catheter Cardiovasc Interv. 2019;1-8. . Vogel A, Venugopalan V. Mechanisms of pulsed laser ablation of biological tissues. Chem Rev. 2003;103(2):577-644. 7. Akkus NI, Abdulbaki A, Jimenez E, Tandon N. Atherectomy devices: technology update. Med Devices (Auckl). 2015;8:1-10.

angiodynamics

Say goodbye to tough.

Resiliency in the face of all lesions

The Auryon System can handle it.

- Clinical trials have shown the Auryon System can clear even the most calcified lesions[1,2]
- Any lesion you encounter can be ablated without harming the vessel wall[1]



Built-in aspiration* addresses risk of embolization[3]



Nonreactive to contrast media for simultaneous ablation and observation of fluoroscopy image[4]

Treat any infrainguinal artery

Purpose-built catheters are designed to treat both above and below the knee, including the ankle.[3]



2.35-mm catheter

Popliteal + superficial femoral artery

- Reference vessel diameter: ≥3.6 mm[2]
- Built-in aspiration capability
- Off-centering mechanism
- Cleared for ISR
- French size 7 Fr



2.0-mm catheter

Femoropopliteal + tibioperoneal trunk

- Reference vessel diameter: ≥3.0 mm[2]
- Built-in aspiration capability
- Cleared for ISR
- French size 6 Fr



1.5-mm catheter

Tibials + femoropopliteal

- Reference vessel diameter: ≥2.25 mm[2]
- Below the knee
- French size 5 Fr



0.9-mm catheter

Tibials + below the ankle

- Reference vessel diameter: ≥1.4 mm[2]
- French size 4 Fr



2.35 mm
2.0 mm
1.5 mm
0.9 mm

1. Rundback J, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-LaserTM IDE study. Catheter Cardiovasc Interv. 2019;1-8. 2. Shammas NW, Chandra P, Brodmann M, Weinstock B, Sedillo G, Cawich I, et al. Acute and 30-day safety and effectiveness evaluation of Eximo Medical's B-LaserTM, a novel atherectomy device, in subjects affected with infrainguinal peripheral arterial disease: results of the EX-PAD-03 trial. Cardiovas Revasc Med. 2020;21(1):86-92. 3. Auryon. Instructions for use. AngioDynamics; 2019. 4. Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. IEEE J Sel Top Quantum Electron. 2016;22(3):342-347.

Resiliency in the Face of ALL Lesions

The Auryon System can handle it

ISR*

ATK/BTK

SEVERE CALCIUM

>5,000 | FY21 Procedures†



ATK Above the Knee

2,617
52%

1,850	Common/Superficial Femoral Artery
767	Popliteal

BTK Below the Knee

2,383
48%

507	Tibio-peroneal Trunk
945	Anterior Tibial
462	Peroneal Tibial
469	Posterior Tibial

† Data on file

angiodynamics

*Only the 2.0 and 2.35mm catheters are cleared for in-stent restenosis (ISR).

 Post market, prospective, multicenter, single-arm, all-comers registry  PATHFINDER-I Study Design  1at 30 days visit only MAEs are reported  104 Patients de novo, re-stenotic, and ISR lesions   High procedural success with challenging lesions, including long occlusions, severely calcified lesions, and ISR  Treatment +/-Adjunctive Therapy  Primary endpoints:1) Acute Success: ≤ 30% final RDS (by corelab) 2) Freedom from peri-procedural MAEs/ complications by discharge  Complete six-month results are expected by the end of 2021

Collaborations with our Physician Partners

Retrospective Chart Reviews

Single Center Experience

70

Patients

3-year follow up

OBL Single Center Experience

55

Patients

Prospective Investigator Initiated Trials

iDissection ATK

29

Patients

Procedural safety analyzed by IVUS post-laser completed and data to be published soon

iDissection BTK

Multi-site prospective registry

60

Patients

Procedural safety analyzed by IVUS post-laser
Follow up of 1 year

angiodynamics

 38    A revolutionary experience is exactly what AngioDynamics is delivering in the world of interventional devices used to perform peripheral atherectomy for peripheral arterial disease (PAD). The introduction of Auryon may seem like it’s another in a series of options for performing this procedure, but the experience physicians will have with it will be unlike any other.  0  1   November 1, 2019  ZERO  REVENUECUSTOMERSINVENTORYSALES REPRESENTATIVES  AMAZING TECHNOLOGY  Giving Physicians a device that is finally adaptable as they are and as diverse as their patients.  CLINICALLY PROVEN SAFE CONVENIENT

   A Compelling Technology Being Endorsed Through Experienced Users and Convincing Patient Outcomes  132  Auryon Commercial Representatives  5K  Auryon Procedures  FY21   47  Customers  $11M

 IRREVERSIBLE ELECTROPORATION  MED TECH

INNOVATION DOCTORS NEED

Expands treatment options and help preserve patient's quality of life



PROBE PLACEMENT

NanoKnife can be confidently used in all segments of an organ.[1,2]



DECELLULARIZATION

Destroys targeted tissue with precise treatment margins.[1,2]



NON-THERMAL

Spares vital structures by retaining the structural integrity of tissue.[3,4]



REVASCULARIZATION

Facilitates functional tissue regeneration post-ablation.[3,4]

1 Lee EW, Thai S, Kee ST. Irreversible electroporation: a novel image-guided cancer therapy. Gut Liver. (2010);4(SUPPL. 1):99–104. doi: 10.5009/gnl.2010.4.S1.S99

2 Guidance for Selection of NanoKnife Probe Array Configuration and Ablation parameters for the Treatment of Stage III Pancreatic Cancer.

3 Scheltema MJ, Chang JI, van den Bos W, Gielchinsky I, Nguyen TV, Reijke TM, Siriwardana AR, Bohm M, de la Rosette JJ, Stricker PD. Impact on genitourinary function and quality of life following focal irreversible electroporation of different prostate segments. Diagn Interv Radiol. 2018 Sep;24(5):268-275. doi: 10.5152/dir.2018.17374. PMID: 30211680; PMCID: PMC6135060.

4 Li W, Fan Q, Ji Z, Qiu X, Li Z. The effects of irreversible electroporation (IRE) on nerves. PLoS One. 2011 Apr 14;6(4):e18831. doi: 10.1371/journal.pone.0018831. PMID: 21533143; PMCID: PMC3077412.

angiodynamics

                                                                                                                                 $1.6B  Interventional Oncology Devices Medtech 360 Market Analysis US 2016. (2016, December). Millennium Research Group, Inc.“Cancer Facts & Figures 2021.” American Cancer Society, www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2021.html.   2021 Total Addressable Market (TAM)  22%1,2  8%1,2  LIVER  PROSTATE  70%1,2  PANCREAS  THE NANOKNIFE SYSTEMEstimated # of U.S. Patients Diagnosed in 20212  Liver 42,230  Pancreas60,430  Prostate248,530

 Can be confidently used in all segments of an organ. 4,5       RADICAL RADIATION  In 2021 248,530 men are estimated to be diagnosed with prostate cancerin the US.1   RADICAL SURGERY  27%   undergo  31%   undergo  35% report erectile dysfunction  79% report erectile dysfunction  PROSTATE CANCERTreatments  1 “Cancer Facts & Figures 2021.” American Cancer Society, www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2021.html.2 Mahal BA, Butler S, Franco I, et al. Use of Active Surveillance or Watchful Waiting for Low-Risk Prostate Cancer and Management Trends Across Risk Groups in the United States, 2010-2015. Jama. 2019;321(7):704. doi:10.1001/jama.2018.199413 Widmark A, Gunnlaugsson A, Beckman L, et al. Ultra-hypofractionated versus conventionally fractionated radiotherapy for prostate cancer: 5-year outcomes of the HYPO-RT-PC randomised, non-inferiority, phase 3 trial. Lancet. 2019;394(10196):385-395. doi:10.1016/S0140-6736(19)31131-64 Hamdy FC, Donovan JL, Lane JA, et al. 10-Year Outcomes after Monitoring, Surgery, or Radiotherapy for Localized Prostate Cancer. N Engl J Med. 2016;375(15):1415-1424. doi:10.1056/NEJMoa1606220  2  2  3  4

FOCAL THERAPY

Bridges the gap between whole gland treatments and active surveillance[1]



3

PSA adoption has led to a shift towards less aggressive prostate cancer being diagnosed.[2]



4

Genetic, molecular, and clinical evidence supports the dominant lesion paradigm.[2]



5

Improvements in prostate cancer diagnostic tools.[2]

angiodynamics

1. Tareen B, Godoy G, Taneja SS. Focal therapy: a new paradigm for the treatment of prostate cancer. Reviews in urology. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2809988/. Published 2009. Accessed January 7, 2021.]
2. Lee, Byron H., et al. "Changing Landscape of Prostate Cancer Favoring Low-Risk Prostate Cancer: Implications for Active Surveillance Versus Focal Therapy." Imaging and Focal Therapy of Early Prostate Cancer, 2012, pp. 17–36., doi:10.1007/978-1-62703-182-0_2.
3. Klotz, MD, FRCSC, CM, Laurence Klotz. "Active Surveillance for Prostate Cancer: How to Do It Right." Oncology, 2017.
4. Cedars-Sinai Medical Center. Hormone Therapy Can Make Prostate Cancer Worse, Study Finds, Cedars-Sinai Medical Center, 31 Mar. 2021, www.cedars-sinai.org/newsroom/hormone-therapy-can-make-prostate-cancer-worse-study-finds/.
5. https://koelis.com/koelis-announces-first-procedures-in-3d-fusion-imaging-guided-focal-ablation-of-prostate-cancer-in-its-clinical-study-violette

44

   45  FOCAL THERAPYU.S. Served and Target Markets    Qualified Patients            Focal Procedures            0  25,000  50,000  75,000  100,000        1 Definitive Healthcare All-Payor Hospital Outpatient Volume by CPT Code, 02/05/20212 “Cancer Facts & Figures 2021.” American Cancer Society, www.cancer.org/research/cancer-facts-statistics/all-cancer-facts-figures/cancer-facts-figures-2021.html.3 Parry MG, Cowling TE, Sujenthiran A, et al. Risk stratification for prostate cancer management: value of the Cambridge Prognostic Group classification for assessing treatment allocation. BMC Medicine. 2020;18(1). doi:10.1186/s12916-020-01588-9    Target Market2,3  $500M     Served Market1  $25M

 46  Existing thermal technology has less than ideal outcomes1,2   1. Worrell Design. Next Gen Voice of Customer, 2020.2. Sivaraman A, Barret E. Focal Therapy for Prostate Cancer: An "À la Carte" Approach. Eur Urol. 2016;69(6):973-975. doi:10.1016/j.eururo.2015.12.0153. Klotz, MD, FRCSC, CM, Laurence Klotz. “Active Surveillance for Prostate Cancer: How to Do It Right.” Oncology, 2017.  FOCAL THERAPY ADOPTIONRemains low despite patient and physician interest  Current data includes low-risk disease within the study cohorts1,3

 47      To evaluate the effectiveness and safety of the NanoKnife System for the ablation of Stage 3 pancreatic cancer  1  “The Anatomy of the Pancreas.” Verywell Health, 6 June 2020, www.verywellhealth.com/pancreas-anatomy-4800990.

 Up to 20 Sites in the U.S.       Pivotal study of the NanoKnife System for ablation of prostate tissue in an intermediate-risk patient population    IDE Approved July 2nd, 2021  1  1. “The Future of Prostate Cancer Screening Is Here.” Https://Health.Clevelandclinic.Org/, 14 July 2020, health.clevelandclinic.org/the-future-of-prostate-cancer-screening-is-here.

 PRESERVE Prostate IDE  37  SUO-CTC US sites responded to Call for Sites  Up to 20  Sites to be selected, focused on geographic and demographic diversity, high-volume focal therapy institutions  100  Intermediate-risk patients enrolled through 1-year follow up  SUO-CTC is a clinical research investigator network of 500+ members from more than 250 clinical sites in the US and Canada.   Primary endpoint: Rate of negative in-field biopsy at 1 year

 50      RIGHT TREATMENT  RIGHT PATIENT  RIGHT TIME    1 https://www.gaurology.com/dr-gonzalez-draws-upon-his-familys-own-prostate-cancer-experience-to-help-others/2 https://koelis.com/koelis-announces-first-procedures-in-3d-fusion-imaging-guided-focal-ablation-of-prostate-cancer-in-its-clinical-study-violette/  The NanoKnife System  Intermediate-Risk Patients    Advancements in focal therapy(Imaging, Staging, Technique)  1  2

 VASCULAR ACCESS & DEVICES  MED DEVICE

   52    VASCULAR ACCESSSafely delivering medication to patients  PORTFOLIO  MARKET ACCESS  PERFORMANCE  PICCs  Midlines  Tip Location  Ports  Dialysis  Point of Care Ultrasound  Delivering on our product road map through a mix of R&D,  clinical & regulatory pathway expansion and M&A will enable us to serve more patients with a differentiated portfolio that includes our BioFlo family of catheters  Maximize clinical differentiation by reducing thrombus accumulation through the utilization of our BioFlo family of catheters   Maintain a strong culture of execution and collaboration through disciplined sales & marketing plans  CONNECT / CAPTURE / CONFIRM

 Pediatric PICCs  Acute Patient  Chronic Patient  Midlines  Ports  Dialysis  PICCs  Vascular Access Product Portfolio – Today and Beyond  FY’19  FY’21  “PICCs for Patients of All Sizes”  FY’22  FY’23  AST Midline/EDC  Next Gen C3 Wave  FY’20

Healthcare Economics and Market Access Wins - IRE

CY2018

Medicare Implementation of ICD-10 codes specific to Irreversible Electroporation in Liver and Pancreas in the inpatient setting

Inpatient Codes mapped to complex DRGs

CY2019

SIR and ACOS Application for CPT codes specific to Irreversible Electroporation for physician billing

CPT codes specific to IRE approved

CY2020

SIR Includes IRE in their universal training curriculum
Medicare reviews new CPT for placement in APCs

CPTs active/ Outpatient IRE reimbursement assigned

CY2021

Outpatient IRE assigned to APC equivalent to or higher than other ablation therapies
PRESERVE approved
Outpatient IRE Market Access Model

Outpatient Reimbursement active/ Private Payers reported to pay OP angiodynamics

    Advancing Market Access: Physician & Patient Society Engagement

 Financial Goals & Capital Allocation Strategy

Transformation Toward Double Digit Revenue Growth

AngioDynamics in investment mode throughout the planning horizon

FY22	
Revenue	$305M – $310M
Growth	*5% - 7%*
Gross Margin	~55%
Adjusted EPS	$0.00 - $0.05

FY23	
Revenue	$330M – $336M
Growth	*7% - 9%*

FY24	
Revenue	$360M – $375M
Growth	*10% - 12%*

- **Planned significant investment in Med Tech platforms drives top line growth**
- **Bottom line leverage will ramp slower than top line growth**

Revenue Contribution



FY21
Med Tech
Med Device
FY24
<20%
~35%

Revenue Growth CAGR



FY21
FY22
FY23
FY24
Tech CAGR 30% - 35%
Device CAGR 1% - 3%

angiodynamics

The projections and growth rates depicted on this slide are forward-looking statements. These forward-looking statements are not guarantees of future performance and subject to risks and uncertainties.

Gross Margin

Shifting to high margin portfolio expected to drive margin expansion

Headwinds

- Tight labor market
  - Drives increasing costs
  - Impacts absorption
- Raw Materials Inflationary Pressure
- Increasing Freight Costs
- Auryon Impacts – will abate over time
  - OBL vs Hospital Mix
  - Hardware placements

Operational Focus

- Mix increase from Med Tech growth contribution
  - Growth from >70% margin products
- Make vs buy analysis
- Maintain service levels
- Continued focus on cost reduction opportunities
- Prioritization on service efficiency

Focused on leveraging current operations to fund future investments in R&D and S&M  Revolver capacity available for future opportunities if neededStrong banking group relationshipOpportunistic and disciplined approach to tuck-in M&A prospects that support our Med Tech platformsStrategic plan to continue meaningful investment while being good stewards of the bottom line  Capital Allocation

     PURSUE LARGER, FASTER GROWING MARKETSActive portfolio management enables us to compete in larger, faster growing markets relying on technology & innovation to produce measurable patient outcomes          DEPLOY FOCUSED RESOURCE DEVELOPMENTResource deployment focused in areas that offer better opportunities for success  DRIVE PORTFOLIO TRANSFORMATIONPortfolio transformation & strength driven by R&D, M&A, and Clinical & Regulatory  ATTRACT AND RETAIN TOP TALENT Strong and innovative portfolio combined with top talent drives value  STRATEGIC TRANSFORMATION